UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2026

SOBR SAFE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-53316	26-0731818
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6300 E. Hampden Ave., Suite C-308

Denver, Colorado 80222

(Address of principal executive offices) (zip code)

(844) 762-7723

(Registrant’s telephone number, including area code)

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SOBR	NONE(1)

(1)

On September 14, 2026, SOBR Safe, Inc. (the “Company”) received written notice from the Listing Qualifications Department of the Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that Nasdaq had determined that the Company’s common stock would be delisted from Nasdaq. On September 16, 2026, the Company’s common stock was suspended from trading and began trading on the OTC Pink Limited Market under the symbol “SOBR.”

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On October 2, 2026, SOBR Safe, Inc. (the “Company”) sent out a press release clarifying certain news about the Company released by third parties and the postponement of the Company’s 2026 Annual General Meeting of Stockholders (the “2026 Annual Meeting”). The full text of the press release referenced herein is furnished hereto as Exhibit 99.1 and incorporated herein by reference.

On September 23, 2026, the Company filed a Current Report on Form 8-K announcing that the Board of Directors of the Company (the “Board”) had determined that the Company’s 2026 Annual Meeting would be held on Monday, November 2, 2026.

The Board has determined to postpone the 2026 Annual Meeting until a later date. The Company will provide updated information regarding the rescheduled 2026 Annual Meeting, including any revised record date for determining stockholders entitled to vote, in a future communication.

The information in this Item 8.01 of this Current Report on Form 8-K is being furnished to the SEC, and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by a specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release dated October 2, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOBR Safe, Inc. a Delaware corporation

Dated: October 2, 2026	By:	/s/ David Gandini
David Gandini, Chief Executive Officer

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